                                                                   Exhibit 99(i)

                                                                   FORM 1 (7/94)


                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                                  :

                                        :         CASE NO:   97-10882
                                                  CHAPTER 11
CINCINNATI MICROWAVE, INC.              :         JUDGE:  Burton Perlman
--------------------------                              -----------------
              debtor


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                      THE PERIOD ENDED:   September     , 1997
                                       -----------------    --
                                             Month


As debtor in possession, I affirm:


1. That I have reviewed the financial statements attached hereto, consisting of:

                  X      Operating Statement                (Form 2)
               ------
                  X      Balance Sheet                      (Form 3)
               ------
                  X      Summary of Operations              (Form 4)
               ------
                  X      Monthly Cash Statement             (Form 5)
               ------
                  X      Statement of Compensation          (Form 6)
               ------

               ------    ------------------------


and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:


2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases [IS]/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases [ARE]/ ARE NOT current, (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.


I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.


          Dated:  10-16-97               /s/ George W. Fels
                                         -----------------------------------
                                         Debtor in Possession

                                          President                489-2223
                                         --------------------    ---------------
                                               Title                Phone

                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor : IN RE:  CINCINNATI  MICROWAVE,  INC.          Case No:    97 - 10882
         ------------------------------------                   ----------------

                             Month Ending :   September 30, 1997
                                            ---------------------

                                                                                     Total
                                                          Current Month             Since Filing

Total Revenue / Sales                                   $       (173,674)         $      3,608,660
Cost of Sale                                            $        (98,282)         $      3,101,933
                                                            -------------            --------------
Gross Profit                                            $        (75,393)         $        506,726

Expenses:
Officer Compensation                                    $         12,462          $        920,631
Employee Salaries                                       $         18,672          $        863,917
Benefits & Pensions                                     $              0          $              0
Payroll Taxes                                           $              0          $              0
Other Taxes                                             $         12,386          $         57,866
Rent & Lease Expense                                    $              0          $          7,756
Interest Expense                                        $         12,299          $         81,765
Insurance                                               $              0          $              0
Auto & Truck Expenses                                   $              0          $            530
Utilities                                               $         52,009          $        297,842
Depreciation                                            $              0          $        188,376
Travel & Entertainment                                  $            202          $          3,127
Repairs & Maintenance                                   $            645          $         18,583
Advertising                                             $              0          $        101,387
Supplies, Office Expense                                $          5,745          $         18,141
Other :  Relocation & Other                             $              0          $        (20,146)
                                                            -------------            --------------
TOTAL EXPENSES                                          $        114,419          $      2,539,773

NET OPERATING PROFIT / (LOSS)                           $       (189,812)         $     (2,033,047)

Add:              Non-Business Income:
                  Interest Income                       $              0          $              0
                  Other Income                          $         32,407          $        448,189
Less:             Non-Business Expenses:
                  Professional Fees                     $         84,532          $      1,038,319
                  Other                                 $              0          $          1,442
                                                            -------------            --------------
TOTAL NON-BUSINESS PROFIT / (LOSS)                      $        (52,125)         $       (591,571)

NET INCOME / (LOSS)                                     $       (241,937)         $     (2,624,618)

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET
                                  -------------

Debtor :  CINCINNATI  MICROWAVE,  INC.              Case No:    97 - 10882
          ------------------------------                     ----------------

                              Month Ending :   September 30, 1997
                                            -----------------------

ASSETS                                 Current Month            Prior Month           At Filing
Cash:                                $      3,231,315         $        3,259,397  $          724,343
Inventory:                           $        954,057         $          841,266  $        5,643,874
Accts Rec.:                          $      4,971,319   *     $        5,437,097  $        1,819,744
Insider Receivables:                 $              0         $                0  $                0
Land & Buildings:                    $              0         $                0  $       12,492,980
Furn., Fixtures & Equip:             $              0         $                0  $       25,373,681
Accumulated Depreciation:            $              0         $                0  $      (29,118,554)
Other:                               $        186,518         $          201,028  $        1,120,823
                                        --------------           ----------------    ----------------
TOTAL ASSETS:                        $      9,343,209         $        9,738,788  $       18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:                      $          3,492         $           92,124  $                0
Wages & Salaries:                    $        109,750         $          109,750  $                0
Taxes Payable:                       $              0         $                0  $                0
Other:  Accruals:                    $        580,236         $          664,641  $                0
                                        --------------           ----------------    ----------------

TOTAL Post-Petition Liab.            $        693,478         $          866,515  $                0

Secured Liabilities:
Subject to Post-Petition             $              0         $                0  $        3,794,500
Coll. or Financing Order             $              0         $                0  $                0
All Other Secured Liab.              $              0         $                0  $                0
                                        --------------           ----------------    ----------------

TOTAL Secured Liab.                  $              0         $                0  $        3,794,500

Pre-Petition Liabilities:
Taxes & Other Pri. Liab.             $      1,584,453         $        1,571,817  $        1,539,168
Unsecured Liabilities:               $      9,923,514         $        9,934,305  $       10,630,261
Other: Accruals & Estimates          $      4,852,839         $        4,835,289  $        6,237,879
                                        --------------           ----------------    ----------------

TOTAL Pre-Petition Liab.             $     16,360,805         $                0  $       18,407,308

EQUITY:
Owners' Capital:                     $     10,937,861         $       10,937,861  $       10,937,861
Retained Earnings-PrePet.            $    (15,082,778)        $      (15,082,778) $      (15,082,778)
Retained Earnings-PostPet.           $     (3,566,157)        $       (3,324,220) $                0
                                        --------------           ----------------    ----------------
Total Equity                         $     (7,711,074)        $       (7,469,137) $       (4,144,917)

TOTAL LIAB. & EQUITY                 $      9,343,209         $        9,738,788  $       18,056,891

           * -- $100,000 of Restricted Cash (escrow for building sale) and $4.8 million of Accounts Receivable relating to the sale of CMI's land and building to Home Depot was reclassified from Land and Buildings due to a signed sales agreement with Home Depot awaiting approval through the Bankruptcy Court.

                        IN RE: CINCINNATI MICROWAVE, INC.

           Case No:    97 - 10882
                       ----------

           Schedule attached to:

                             BALANCE SHEET (FORM 3)


                                 September 30, 1997



                 STATEMENT OF RETAINED EARNINGS - POST PETITION


                                                         -------------------
Retained Earnings - August 31, 1997                      $       (3,324,221)
                                                         ===================


Plus:      Current Earnings - Month of September         $         (241,936)
Less:      Prior Period Adjustment                       $                0
                                                         -------------------
Retained Earnings - September 30, 1997                   $       (3,566,157)
                                                         ===================

                                                                   FORM 4 (7/94)

                              SUMMARY OF OPERATIONS
                              ---------------------

Debtor : CIN. MICROWAVE  Period Ended: September 30, 1997   Case No: 97 - 10882
         --------------                ------------------           ------------

                             Taxes Payable Schedule
                             ----------------------

                                                Beginning             Accrued /               Payment /             Ending
                                                Balance               Withheld                 Deposit              Balance
                                           -----------------------------------------------------------------------------------------
               Income Taxes
               Federal:                     $    2,982.73          $     3,488.73           $    (6,471.46)      $        0.00
               State:                       $     455.39           $     1,172.68           $    (1,628.07)      $       (0.00)
               Local:                       $      0.00            $                        $                    $        0.00

               FICA Withheld:               $    3,250.95          $      949.92            $    (4,200.87)      $       (0.00)

               Employers FICA               $    3,250.96          $      949.92            $    (4,200.88)      $       (0.00)

               Unemployment Tax
               Federal:                     $    1,311.86          $       0.48             $    (1,312.34)      $        0.00
               State:                       $     447.67           $       0.96             $     (448.63)       $        0.00

               Sales, Use & Excise
               Sales Tax:                   $   (1,754.02)         $     1,710.92           $                    $      (43.10)
               Real Estate Tax:             $   102,737.00         $    10,000.00           $                    $     112,737.00
               Property Taxes:              $   594,857.33         $                        $                    $     594,857.33
               Use Tax:                     $    (675.00)          $      675.00            $                    $        0.00
               Other:  Worker's, etc.       $     47.99            $     2,335.00           $     (385.67)       $      1,997.32

               TOTALS:                      $   706,912.86         $    21,283.61           $   (18,647.91)      $     709,548.56



                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST PETITION ACCOUNTS PAYABLE

               Age in Days                          0-30               30-60                     Over 60

               Post Petition
               Accts. Payable               $            3,492    $             0           $             0

               Accts. Rec.                  $        4,825,000    $         3,419           $       190,925

           For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom it is owed, the date the account was opened, and the reason for non-payment of the account.

           Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:     KURT H. STUMP                  Capacity:             Principal
      ----------------------                        -------
                                                       X       Officer
                                                    -------
                                                       X       Director
                                                    -------
                                                               Insider
                                                    -------


Detailed Description of Duties: Daily work activities of Chief Financial
                                ------------------------------------------------
Officer, Director, and Treasurer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                            Weekly              or     Monthly

                                                                                         $12,462
                                                      ----------------           ----------------


CURRENT BENEFITS RECEIVED:                            Weekly              or     Monthly

             Health Insurance                                                                 $0
                                                      ----------------           ----------------
             Life Insurance
                                                      ----------------           ----------------
             Retirement
                                                      ----------------           ----------------
             Company Vehicle
                                                      ----------------           ----------------
             Entertainment
                                                      ----------------           ----------------
             Travel
                                                      ----------------           ----------------
             Other Benefits
                                                      ----------------           ----------------


CURRENT TOTAL:
                                                      Weekly              or     Monthly

                                                                   $0                    $12,462
                                                      ----------------           ----------------


       Date:  10-16-97                    /s/ George W. Fels -- President
             --------------------         --------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:        ERIKA WILLIAMS                   Capacity:             Principal
       -----------------------------                     -------
                                                                    Officer
                                                         -------
                                                           X        Director
                                                         -------
                                                                    Insider
                                                         -------


Detailed Description of Duties:    Member of Board of Directors
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                      Weekly              or     Monthly

             DIRECTOR'S FEES                                                                                        $3,000
                                                                                ----------------           ----------------
                          For the Month of September, 1997

CURRENT BENEFITS RECEIVED:                                                      Weekly              or     Monthly

             Health Insurance
                                                                                ----------------           ----------------
             Life Insurance
                                                                                ----------------           ----------------
             Retirement
                                                                                ----------------           ----------------
             Company Vehicle
                                                                                ----------------           ----------------
             Entertainment
                                                                                ----------------           ----------------
             Travel
                                                                                ----------------           ----------------
             Other Benefits
                                                                                ----------------           ----------------


CURRENT TOTAL:
                                                                                Weekly              or     Monthly

                                                                                             $0                     $3,000
                                                                                ----------------           ----------------


       Date:  10-16-97                    /s/ George W. Fels -- President
             --------------------         --------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


NAME:        TED SPRINGSTEAD                  Capacity:             Principal
        ------------------------                         -------
                                                                    Officer
                                                         -------
                                                            X       Director
                                                         -------
                                                                    Insider
                                                         -------


Detailed Description of Duties:      Member of Board of Directors
                                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                      Weekly              or     Monthly

             DIRECTOR'S FEES                                                                                        $3,000
                                                                                ----------------           ----------------
                          For the Month of September, 1997

CURRENT BENEFITS RECEIVED:                                                      Weekly              or     Monthly

             Health Insurance
                                                                                ----------------           ----------------
             Life Insurance
                                                                                ----------------           ----------------
             Retirement
                                                                                ----------------           ----------------
             Company Vehicle
                                                                                ----------------           ----------------
             Entertainment
                                                                                ----------------           ----------------
             Travel
                                                                                ----------------           ----------------
             Other Benefits:  Meeting Fee
                                                                                ----------------           ----------------


CURRENT TOTAL:
                                                                                Weekly              or     Monthly

                                                                                             $0                     $3,000
                                                                                ----------------           ----------------


       Date:  10-16-97                    /s/ George W. Fels -- President
             --------------------         --------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:       GILBERT WACHSMAN                      Capacity:            Principal
       --------------------------                           -------
                                                                       Officer
                                                            -------
                                                               X       Director
                                                            -------
                                                                       Insider
                                                            -------


Detailed Description of Duties:     Member of Board of Directors
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                      WEEKLY              or     MONTHLY

             DIRECTOR'S FEES                                                                                        $3,000
                                                                                ----------------           ----------------
                          For the Month of September, 1997

CURRENT BENEFITS RECEIVED:                                                      WEEKLY              or     MONTHLY

             Health Insurance
                                                                                ----------------           ----------------
             Life Insurance
                                                                                ----------------           ----------------
             Retirement
                                                                                ----------------           ----------------
             Company Vehicle
                                                                                ----------------           ----------------
             Entertainment
                                                                                ----------------           ----------------
             Travel
                                                                                ----------------           ----------------
             Other Benefits:  Meeting Fee
                                                                                ----------------           ----------------


CURRENT TOTAL:
                                                                                WEEKLY              or     MONTHLY

                                                                                             $0                     $3,000
                                                                                ----------------           ----------------


       Date:  10-16-97                    /s/ George W. Fels -- President
             --------------------         --------------------------------------
                                          Principal, Officer, Director, Insider